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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington,  D.C. 20549

                      -----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  September 26, 2001

                       Education Management Corporation

                       --------------------------------

            (Exact name of registrant as specified in its charter)

         Pennsylvania                000-21363                   25-1119571
----------------------------        -----------              -------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)

              300 Sixth Avenue, Suite 800, Pittsburgh, PA  15222
             -----------------------------------------------------
             (Address of Principal Executive Offices)   (Zip Code)

      Registrant's telephone number, including area code  (412) 562-0900

                              Page 1 of 5 pages.
                            Index begins on page 5.
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     Item 2.  Acquisition or Disposition of Assets.

     On September 27, 2001, Education Management Corporation ("EDMC") announced that it had closed in escrow its purchase of 4.9 million shares (the "Shares") of Class A Common Stock, $.01 par value per share ("Common Stock"), of Argosy Education Group, Inc. ("Argosy"), pursuant to the terms and conditions of the Stock Purchase Agreement dated July 9, 2001 (the "Stock Purchase Agreement") and the Joinder Agreement dated September 26, 2001. The Shares were beneficially owned by Michael C. Markovitz ("Dr. Markovitz"), Argosy's chairman and chief executive officer. The aggregate cash purchase price for the Shares, which represent approximately 75% of the outstanding shares of Common Stock of Argosy, was $58.8 million. The Shares and the purchase price will be released from escrow to the respective parties upon the satisfaction of certain conditions, including regulatory approvals and the approval by Argosy's shareholders of a previously announced merger agreement among Argosy, EDMC and a wholly-owned subsidiary of EDMC (the "Merger Agreement"). The purchase price for the Shares was determined in arms' length negotiations. Under certain circumstances the Stock Purchase Agreement may be rescinded in accordance with its terms.

     Argosy is a for-profit provider of doctoral level and other educational programs. Under the terms of the Merger Agreement, EDMC had the ability to cause Argosy to dispose of either or both of John Marshall Law School ("JMLS") and PrimeTech Canada, Inc. ("PrimeTech"), two operations that have been incurring operating losses, and EDMC has directed Argosy to dispose of each of these operations. Dr. Markovitz has agreed to be a standby purchaser of the stock of JMLS and/or PrimeTech upon receiving notice from Argosy to do so. Apart from these operations, EDMC intends to continue Argosy's programs after consummation of the merger pursuant to the Merger Agreement.

     EDMC funded the stock purchase through a letter of credit under its credit facility with National City Bank as agent for a syndicate of lenders.

     Argosy has called a Special Meeting of Stockholders to be held on October 31, 2001 to request stockholder approval of the Merger Agreement and the transactions contemplated thereby. If the merger is approved by Argosy's stockholders and receives required regulatory approvals, and upon the satisfaction or waiver of certain other closing conditions, Argosy stockholders (except generally as described in the following sentence) will be entitled to receive $12.00 in cash for each outstanding share of Common Stock held immediately prior to the effective time of the merger. The Shares acquired by EDMC pursuant to the Stock Purchase Agreement and treasury shares held by Argosy will be cancelled and extinguished immediately prior to the effective time of the merger and there will be no merger consideration payable on such Shares.

     Pursuant to the terms of the Stock Purchase Agreement and prior to selling the Shares to EDMC, all of the Shares beneficially owned by Dr. Markovitz were voted in favor of the Merger Agreement and the transactions contemplated thereby, including the merger. Dr. Markovitz also granted an irrevocable proxy to EDMC, the effect of which is that in the event that the Stock Purchase Agreement is rescinded by its terms, Dr. Markovitz has agreed to vote the Shares

                               Page 2 of 5 pages.
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against any action or agreement that would impede, interfere with, delay, postpone or discourage the Merger, including any other acquisition proposal.

     Item 7. Financial Statements and Exhibits

     (a) - (b).  Financial Statements and Pro Forma Financial Information.

     In accordance with the instructions in Item 7(a)(4) and (b)(2), the historical financial statements of Argosy and the pro forma financial information required by Item 7 have not been filed herewith, but will be filed not later than 60 days after the initial due date of this report.

     (c).   Exhibits

Exhibit
Number   Description
------   -----------

2.1 Stock Purchase Agreement dated July 9, 2001, by and between Education Management Corporation and Michael C. Markovitz (incorporated herein by reference to Exhibit 2.2 to the Quarterly Report on Form 10-Q filed by Argosy Education Group, Inc. filed for the quarterly period ended May 31, 2001).

2.2 Joinder Agreement dated September 26, 2001, by and between Education Management Corporation, Michael C. Markovitz, The MCM Trust and the Michael C. Markovitz Dynastic Trust (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Argosy Education Group, Inc. to report an event dated September 26, 2001).

2.3 Agreement and Plan of Merger dated July 9, 2001, among Argosy Education Group, Inc., Education Management Corporation and HAC Inc. (incorporated herein by reference to Exhibit 2.1 of Argosy Education Group, Inc.'s Quarterly Report on Form 10-Q filed for the quarterly period ended May 31, 2001).

2.4 Irrevocable Proxy and Power of Attorney given by Dr. Markovitz to Education Management Corporation (incorporated herein by reference to Exhibit 6 of Education Management Corporation's Schedule 13D filed on October 9, 2001 with respect to Argosy Education Group, Inc. Class A Common Stock).

                              Page 3 of 5 pages.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         EDUCATION MANAGEMENT CORPORATION


                                         /s/ Robert T. McDowell
                                         --------------------------------
                                         By:  Robert T. McDowell
                                         Its: Executive Vice President
                                                and Chief Financial Officer

     Date:  October 10, 2001

                              Page 4 of 5 pages.
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                       EDUCATION MANAGEMENT CORPORATION

                               INDEX TO EXHIBITS


Exhibit
Number   Description
------   -----------

2.1 Stock Purchase Agreement dated July 9, 2001, by and between Education Management Corporation and Michael C. Markovitz (incorporated herein by reference to Exhibit 2.2 to the Quarterly Report on Form 10-Q filed by Argosy Education Group, Inc. for the quarterly period ended May 31,
         2001).

2.2 Joinder Agreement dated September 26, 2001, by and between Education Management Corporation, Michael C. Markovitz, The MCM Trust and the Michael C. Markovitz Dynastic Trust (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Argosy Education Group, Inc. to report an event dated September 26, 2001).

2.3 Agreement and Plan of Merger dated July 9, 2001, among Argosy Education Group, Inc., Education Management Corporation and HAC Inc. (incorporated herein by reference to Exhibit 2.1 of Argosy Education Group, Inc.'s Quarterly Report on Form 10-Q filed for the quarterly period ended May 31, 2001).

2.4 Irrevocable Proxy and Power of Attorney given by Dr. Markovitz to Education Management Corporation (incorporated herein by reference to Exhibit 6 of Education Management Corporation's Schedule 13D filed on October 9, 2001 with respect to Argosy Education Group, Inc. Class A Common Stock).

                              Page 5 of 5 pages.